                                                  American Skandia Trust
                        Supplement dated January 10, 2001 to the Prospectus dated October 23, 2000

                                       AST Neuberger Berman Mid-Cap Value Portfolio

         S. Basu  Mullick  is no  longer  serving  as a  portfolio  manager  for the AST  Neuberger  Berman  Mid-Cap  Value
Portfolio.  Accordingly,  the  section of the  prospectus  entitled  "Management  of the Trust -  Sub-advisors  - Neuberger
Berman Management Inc." (on page 113) is revised by deleting the third paragraph and replacing it with the following:

         The portfolio  manager  responsible  for the  day-to-day  management of the AST Neuberger  Berman  Mid-Cap
         Value  Portfolio  is  Robert  I.  Gendelman.  Mr.  Gendelman  has been  managing  the  Portfolio  since NB
         Management  became the  Portfolio's  Sub-advisor  in May 1998.  Mr.  Gendelman has been with NB Management since 1994, where he is currently a Vice President.

                                     AST Sanford Bernstein Managed Index 500 Portfolio

         In  connection  with a recent  transaction  in which the parent  company of the  Sub-advisor  for the AST  Sanford
Bernstein Managed Index 500 Portfolio  combined with Alliance Capital  Management L.P.,  Sanford C. Bernstein & Co., LLC, a
subsidiary  of  Alliance,  became  the  Portfolio's  Sub-advisor.  Accordingly,  the  section  of the  prospectus  entitled
"Management  of the Trust - Sub-advisors - Sanford C. Bernstein & Co., Inc." (on page 115) is revised by deleting the first paragraph and replacing it with the following:

         Sanford C.  Bernstein & Co., LLC  ("Bernstein"),  767 Fifth Avenue,  New York,  New York 10153,  serves as
         Sub-advisor  for the AST Sanford  Bernstein  Managed  Index 500  Portfolio.  Bernstein is a subsidiary  of
         Alliance  (the  Sub-advisor  for the AST Alliance  Growth  Portfolio  and AST  Alliance  Growth and Income
         Portfolio),  and sub-advisory  services for the AST Sanford  Bernstein  Managed Index 500 Portfolio may be
         delegated  by  Bernstein  to  Alliance  subject  to  Bernstein's   overall   responsibility.   Bernstein's
         predecessor  company was founded in 1967, and had  approximately $81 billion in assets under management as of June 30, 2000.

                                            AST Janus Overseas Growth Portfolio

         Laurence Chang has relinquished his day-to-day portfolio management responsibilities,  including management of the
ASAF Janus Overseas  Growth  Portfolio.  Accordingly,  the section of the prospectus  entitled  "Management of the Trust --
Sub-advisors - Janus Capital  Corporation"  (on page 100) is amended by deleting the second paragraph and replacing it with the following:

         The portfolio  managers  responsible for management of the ASAF Janus Overseas Growth Fund are Helen Young
         Hayes,  CFA and Brent A. Lynn,  CFA. Ms. Hayes has been managing the Fund since its  inception,  while Mr.
         Lynn has been managing the Fund since  December  2000.  Ms. Hayes is a Vice  President of Janus and joined
         Janus in 1987.  Mr. Lynn is an Executive Vice President of Janus and joined Janus in 1991.

                                           AST Janus Small-Cap Growth Portfolio

         Jonathan D. Coleman is no longer  serving as a portfolio  manager for the AST Janus  Small-Cap  Growth  Portfolio.
Accordingly,  the  section  of the  prospectus  entitled  "Management  of the  Funds - The  Sub-advisors  -  Janus  Capital
Corporation" (on page 110) is revised by deleting the third paragraph and replacing it with the following:

         The AST Janus Small-Cap  Growth  Portfolio is managed by William H. Bales.  Mr. Bales has managed the Fund since Janus became the Fund's  Sub-advisor in January,  1999. Mr. Bales has been a Portfolio  Manager with
         Janus since 1997 and a research analyst since 1993.  He joined Janus in 1991.